UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   September 12, 2007

EQUIFAX INC.

(Exact name of registrant as specified in Charter)

Georgia	001-06605	58-0401110
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

1550 Peachtree Street, N.W.
Atlanta, Georgia		30309
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (404) 885-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     At a regular meeting of the Board of Directors (the “Board”) of Equifax Inc. (the “Company”) held on September 12, 2007, the Board authorized the amendment and restatement of the Company’s bylaws (the “Bylaws” and as amended and restated, the “Amended Bylaws”) effective immediately. The changes to the Bylaws are summarized as follows:

•                  Article Two, Section 2.2 “Number of Directors and Term of Office”: Revised to conform the provision as to the size of the Board to the range specified in the Company’s Articles of Incorporation (9 to 20).

•                  Article Two, Section 2.13 “Compensation of Directors”: Deleted the provision that authorizes a Director to receive compensation from the Company, as approved by the Board, for services other than as a Director or employee of the Company.

•                  Article Three, “Committees of the Board of Directors”: Revised the Board Committees to reflect the current structure.

•                  Article Four, Section 4.1 “Officers”: Updated the list of required elected officers to reflect the Company’s current practices.

•                  Article Five, Section 5.6 “Indemnification”: Added this new section relating to the time for payment of indemnification amounts and advancement of expenses, and enforcement of indemnification rights.

•                  Article Six, “Capital Stock”: This article was amended to clarify the Company’s authority to issue shares of stock in uncertificated form and to allow the transfer of uncertificated shares as permitted by Section 14-2-626 of the Georgia Business Corporation Code. The former Article Seven: “Distributions and Dividends”, was consolidated into Article Six, “Capital Stock”.

•                  Article Seven, “Corporate Documents”: Added a new Article Seven, relating to corporate signing authority.

•                  Article Twelve, “Emergency Bylaws”: For contingency planning purposes, added a new Article Twelve on emergency powers consistent with Section 14-2-303 of the Georgia Business Corporation Code.

In addition, non-substantive language, conforming changes and other technical edits and updates were made.

The foregoing summary of the Amended Bylaws is not complete and is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is filed as Exhibit 3.2(i) to this report and incorporated herein by reference.

The Amended Bylaws, and a copy marked to show changes from the prior Bylaws, are included as Exhibits 3.2(i) and 3.2(ii), respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

ITEM 9.01	Financial Statements And Exhibits.

(d)	Exhibits. The following documents are filed as exhibits to this report:

	3.2(i)	Equifax Inc. Bylaws, as amended and restated effective September 12, 2007.

	3.2(ii)	Equifax Inc. Bylaws, marked to show amendments effective September 12, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUIFAX INC.

By:	/s/ Kent E. Mast
Name:	Kent E. Mast
Title:	Corporate Vice President and
Chief Legal Officer

Date: September 18, 2007

Exhibit Index

The following exhibits are being filed with this report:

3.2(i)	Equifax Inc. Bylaws, as amended and restated effective September 12, 2007.

3.2(ii)	Equifax Inc. Bylaws, marked to show amendments effective September 12, 2007.